Exhibit 10.74
          THIRD AMENDMENT, dated as of December 17, 2008 (this “Third Amendment”), among Chesapeake Funding LLC (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), and The Bank of New York Mellon (formerly known as The Bank of New York), as successor to JPMorgan Chase Bank, N.A., as Indenture Trustee (the “Indenture Trustee”), to the Series 2006-1 Indenture Supplement, dated as of March 7, 2006, as amended as of March 6, 2007 and as of February 28, 2008 (the “Series 2006-1 Indenture Supplement”), among the Issuer, the Administrator, the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and the Indenture Trustee, to the Base Indenture, dated as of March 7, 2006 (the “Existing Base Indenture”), between the Issuer and the Indenture Trustee pursuant to which the Series 2006-1 Investor Notes were issued to the CP Conduit Purchasers.
WITNESSETH:
          WHEREAS, the Issuer has requested the Series 2006-1 Investor Noteholders to agree to consent to an amendment to the Series 1999-1 SUBI Servicing Supplement in the form of Exhibit A to this Third Amendment (the “Second Amendment to the SUBI Servicing Supplement”), an amendment to the Loan Agreement in the form of Exhibit B to this Third Amendment (the “First Amendment to the Loan Agreement”), an amendment and restatement of the Fleet Receivable SUBI Supplement in the form of Exhibit C to this Third Amendment (the “Second Amended and Restated Fleet Receivable SUBI Supplement”) and to the amendment and restatement of the Existing Base Indenture in the form of Exhibit D to this Third Amendment (the “Amended and Restated Base Indenture”) and to amend the Series 2006-1 Indenture Supplement to make certain changes to the Series 2006-1 Indenture Supplement as set forth in this Third Amendment; and
          WHEREAS, each of the Series 2006-1 Investor Noteholders is willing to consent to the Second Amendment to the SUBI Servicing Supplement, the First Amendment to the Loan Agreement, the amendment and restatement of the Fleet Receivable SUBI Supplement in the form of the Second Amended and Restated Fleet Receivable SUBI Supplement and the amendment and restatement of the Existing Base Indenture in the form of the Amended and Restated Base Indenture and to agree to the amendments to the Series 2006-1 Indenture Supplement requested by the Issuer and set forth in this Third Amendment;
          NOW, THEREFORE, the parties hereto hereby agree as follows:
          1. Defined Terms. All capitalized terms defined in Schedule 1 to the Existing Base Indenture or the Series 2006-1 Indenture Supplement and used herein shall have the meanings given to them therein.
          2. Amendments to Article 1(b). Article 1(b) of the Series 2006-1 Indenture Supplement is hereby amended by (a) deleting the definitions of the following defined terms in their respective entireties and substituting in lieu thereof the following new definitions:

     “‘Program Support Provider’ means, with respect to any CP Conduit Purchaser, (i) the APA Bank with respect to such CP Conduit Purchaser, (ii) any other or additional Person now or hereafter providing liquidity or extending credit, or having a commitment to extend liquidity or credit to or for the account of, or to make purchases from, such CP Conduit Purchaser or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with such CP Conduit Purchaser’s securitization program, (iii) any agent, administrator or manager of such CP Conduit Purchaser or (iv) any bank holding company in respect of any of the foregoing.
     ‘Series 2006-1 Eligible Counterparty’ means a financial institution which has, or has all of its obligations under its interest rate cap maintained pursuant to Section 5A.12 guaranteed by a Person that has (i) a short-term senior unsecured debt, deposit, claims paying or credit rating of at least “A-1” by Standard & Poor’s, or if such financial institution does not have a short-term senior unsecured debt rating by Standard &Poor’s, a long-term senior, unsecured debt or credit rating of at least “A+” by Standard & Poor’s and (ii) a short-term senior unsecured debt, deposit, claims paying or credit rating of “P-1” by Moody’s, , or if such financial institution does not have a short-term senior unsecured debt rating by Moody’s, a long-term senior unsecured debt or credit rating of at least “Aa3” by Moody’s.
     ‘Series 2006-1 Prepayment Amount’ means, the sum of the following amounts with respect to each Purchaser Group:
     (a) the Purchaser Group Invested Amount with respect to such Purchaser Group, plus
     (b) the sum of (i)(A) if the CP Conduit Purchaser in such Purchaser Group is a Match Funding CP Conduit Purchaser, the sum of (x) all accrued and unpaid Discount on all outstanding Commercial Paper issued by, or for the benefit of, such Match Funding CP Conduit Purchaser to fund the CP Funded Amount with respect to such Match Funding CP Conduit Purchaser from the issuance date(s) thereof to but excluding the Prepayment Date and (y) the aggregate Discount to accrue on all outstanding Commercial Paper issued by, or for the benefit of, such Match Funding CP Conduit Purchaser to fund the CP Funded Amount with respect to such Match Funding CP Conduit Purchaser from and including the Prepayment Date to and excluding the maturity date of each CP Tranche with respect to such Match Funding CP Conduit Purchaser or (B) if the CP Conduit Purchaser in such Purchaser Group is a Pooled Funding CP Conduit Purchaser, the sum of (x) the aggregate amount of Discount on or in respect of the Commercial Paper issued by, or for the benefit of, such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase or maintenance of the CP Funded Amount with respect to such Pooled Funding CP Conduit Purchaser as of the Prepayment Date and (y) the aggregate amount of Discount to accrue on or in respect of the Commercial Paper issued by, or for the benefit of, such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase or maintenance of the CP Funded Amount with respect to such Pooled Funding CP Conduit Purchaser from and including the Prepayment Date to and excluding the maturity dates of such Commercial Paper and (ii) the sum of the product for each day during the period from and including the immediately preceding Payment Date to and excluding the Prepayment Date of (A) the CP Funded Amount with respect to such Purchaser Group on such day times (B) the Program Fee Rate on such day, divided by (C) 360; plus
     (c) all accrued and unpaid interest on the APA Bank Funded Amount with respect to such Purchaser Group, calculated at the Alternate Base Rate or the applicable Adjusted LIBO Rate plus the then Applicable Margin for the period from and including the immediately preceding Payment Date to and excluding the Prepayment Date, plus
     (d) the Commitment Fee payable to such Purchaser Group calculated for the period from and including the immediately preceding Payment Date to and excluding the Prepayment Date, plus
     (e) all Article 7 Costs then due and payable to such Purchaser Group, plus
     (f) without duplication, any other Program Costs then due and payable to such Purchaser Group, and any other amounts then due and payable to such Purchaser Group pursuant to this Indenture Supplement.
     ‘Series 2006-1 Required Enhancement Amount’ means, on any date of determination, an amount equal to the sum of (a) (i) during the Series 2006-1 Revolving Period, the Series 2006-1 Required Percentage of the sum of (x) the Series 2006-1 Maximum Invested Amount on such date and (y) during any Paydown Period, the aggregate Purchaser Group Invested Amount of any Non-Extending Purchaser Groups on such date or (ii) during the Series 2006-1 Amortization Period, the Series 2006-1 Required Percentage of the sum of (x) the Series 2006-1 Maximum Invested Amount on the last day of the Series 2006-1 Revolving Period and (y) if the last day of the Series 2006-1 Revolving Period occurred during a Paydown Period, the aggregate Purchaser Group Invested Amount of any Non-Extending Purchaser Groups on the last day of the Series 2006-1 Revolving Period plus (b) the sum of:
     (i) if the Three-Month Average Residual Value Loss Ratio with respect to the most recent Settlement Date exceeded [***]%, an amount equal to the product of (a) the Series 2006-1 Invested Percentage as of the last day of the Monthly Period immediately preceding such Settlement Date and (b) [***]% of the amount by which the Aggregate Residual Value Amount exceeded the Excess Residual Value Amount, in each case, as of that date; plus
     (ii) the greater of
     (A) the sum of:

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     (1) an amount equal to the product of (x) the Series 2006-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Equipment Amount on such Settlement Date;
     (2) an amount equal to the product of (x) the Series 2006-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Forklift Amount on such Settlement Date;
     (3) an amount equal to the product of (x) the Series 2006-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Truck Amount on such Settlement Date;
     (4) an amount equal to the product of (x) the Series 2006-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Trailer Amount on such Settlement Date; and
     (5) an amount equal to the product of (x) the Series 2006-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Truck Body Amount on such Settlement Date; or
     (B) an amount equal to the product of (x) the Series 2006-1 Invested Percentage as of the last day of the Monthly Period immediately preceding such Settlement Date and (y) the Excess Alternative Vehicle Amount on such Settlement Date; plus
     (iii) the sum of:
     (A) an amount equal to the product of (x) the Series 2006-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Overconcentration Amount on such Settlement Date;
     (B) an amount equal to the product of (x) the Series 2006-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Longer-Term Lease Amount on such Settlement Date;
     (C) an amount equal to the product of (x) the Series 2006-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess High Lease Balance Amount on such Settlement Date; and

     (D) an amount equal to the product of (x) the Series 2006-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess State Obligor Risk Amount on such Settlement Date;
; provided, however, that, after the declaration or occurrence of an Amortization Event, the Series 2006-1 Required Enhancement Amount shall equal the Series 2006-1 Required Enhancement Amount on the date of the declaration or occurrence of such Amortization Event.
     ‘Series 2006-1 Required Percentage’ means, on any date of determination, [***]% unless for the most recent Settlement Date any one of the following was true:
     (i) the Three Month Average Charge-Off Ratio exceeded [***]%
     (ii) the Three Month Average Residual Value Loss Ratio exceeded [***]%;
     (iii) the Three Month Average Paid-In Advance Loss Ratio exceeded [***]%; or
     (iv) the Three Month Average Delinquency Ratio exceeded [***]%;
in which case, the Series 2006-1 Required Percentage on such date will equal [***]%; provided, however, that, if the Indenture Supplement with respect to any Series of Investor Notes issued after December 17, 2008 and rated AA- by Standard & Poor’s or Aa2 by Moody’s at the time of issuance requires that the Credit Enhancement with respect to such Series be a higher percentage of the Invested Amount with respect to such Series, the Series 2006-1 Required Percentage shall mean such higher percentage.
     ‘Series 2006-1 Required Reserve Account Amount’ means, on any date of determination, an amount equal to the greater of (a) [***]% of the Series 2006-1 Invested Amount on such date and (b) [***]% of the Series 2006-1 Maximum Invested Amount (i) during the Series 2006-1 Revolving Period, on such date, or (ii) during the Series 2006-1 Amortization Period, on the last day of the Series 2006-1 Revolving Period.
     ‘Series 2006-1 Required Yield Supplement Amount’ means, as of any Settlement Date, the excess, if any, of (a) the Series 2006-1 Yield Shortfall Amount for such Settlement Date over (b) [***]% of the product of (x) the Series 2006-1 Invested Percentage on such Settlement Date and (y) the excess of (1) the Class X 1999-1B Invested Amount for the current Monthly Period (after giving effect to any increase thereof on such Settlement Date) over (2) the sum, with respect to each Obligor of Eligible Receivables as of the close of business on the first day of such Monthly Period, of the amount, if any, by which the amount owing by such Obligor in respect of such Eligible Receivables as of such date exceeds an amount equal to [***]% of the Class X 1999-1B Invested Amount; provided, however that upon the occurrence of a Receivables Purchase Termination Event, the Series 2006-1 Required Yield Supplement Amount will equal the Series 2006-1 Yield Shortfall Amount.

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     ‘Series 2006-1 Note Termination Date’ means the date on which the Series 2006-1 Invested Amount shall have been reduced to zero, all accrued and unpaid interest on the Series 2006-1 Notes shall have been paid in full and all other amounts due and payable to the Purchaser Groups hereunder shall have been paid in full.
     ‘Series 2006-1 Yield Shortfall Amount’ means, for any Settlement Date, the sum of the product with respect to each Series 2006-1 Yield Shortfall Lease of (a) the Series 2006-1 Invested Percentage on such Settlement Date, (b) the Lease Balance of such Series 2006-1 Yield Shortfall Lease as of the last day of the immediately preceding Monthly Period, (c) the Series 2006-1 Yield Shortfall with respect to such Series 2006-1 Yield Shortfall Lease for such Settlement Date and (d) the quotient of (i) [***]% of the Remaining Lease Term with respect to such Series 2006-1 Yield Shortfall Lease on such Settlement Date divided by (ii) 12.
     ‘Series 2006-1 Yield Shortfall Lease’ means, as of any Settlement Date, each Unit Lease that is a Floating Rate Lease with an actual or implicit finance charge rate, including therein the rate at which any management and/or administrative fee accrues in respect of such Unit Lease, that is less than the Series 2006-1 Minimum Yield Rate for such Settlement Date.
     ‘Series 2006-1 Yield Supplement Deficiency’ means, on any date of determination, the amount, if any, by which the Series 2006-1 Required Yield Supplement Amount exceeds the Series 2006-1 Yield Supplement Account Amount.”;
(b) inserting the following new defined terms in alphabetical order:
     “‘Accounting Based Consolidation Event’ means the consolidation, for financial and/or regulatory accounting purposes, of all or any portion of the assets and liabilities of any CP Conduit Purchaser that are subject to this Indenture Supplement or any other Transaction Document with all or any portion of the assets and liabilities of an Affected Party. An Accounting Based Consolidation Event shall be deemed to occur on the date any Affected Party shall acknowledge in writing that any such consolidation of the assets and liabilities of a CP Conduit Purchaser shall occur.
     ‘Charge-Off Ratio’ means, for any specified Settlement Date, twelve times the quotient, expressed as a percentage, of (a) Aggregate Net Lease Losses for the preceding Monthly Period, divided by (b) the Aggregate Lease Balance as of the last day of the second preceding Monthly Period.
     ‘Contingent Monthly Funding Costs’ means, with respect to any Purchaser Group, the sum of:
     (a) with respect to any Series 2006-1 Interest Period, the excess, if any, of (i) the amount calculated for such Series 2006-1 Interest Period pursuant to clause (a) of the definition of Monthly Funding Costs with respect to such Purchaser Group over (ii) an amount equal to the sum of the product for each day during such Series 2006-1 Interest Period of (A) the CP Conduit Funded Amount with

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

respect to such Purchaser Group on such day and (B) a rate per annum equal to the sum of (x) the rate on one-month nonfinancial commercial paper for such day set forth in Statistical Release H.15(519), “Selected Interest Rates” published by the Board Of Governors of the Federal Reserve System and (y) [***]% divided by (C) 360; and
     (b) with respect to any Series 2006-1 Interest Period, the excess, if any, of (i) the amount calculated for such Series 2006-1 Interest Period pursuant to clause (b) of the definition of Monthly Funding Costs with respect to such Purchaser Group over (ii) an amount equal to the sum of the product for each day during such Series 2006-1 Interest Period of (A) the APA Bank Funded Amount with respect to such Purchaser Group on such day and (b) a rate per annum equal to the sum of (x) the LIBO Rate for such Series 2006-1 Interest Period (assuming for this purpose only that such Series 2006-1 Interest Period is a Eurodollar Period) and (y) the Applicable Margin on such day (assuming for this purpose only that no Amortization Event or Potential Amortization Event shall have occurred and be continuing) divided by (C) 360.
     ‘Contingent Monthly Funding Costs Shortfall’ is defined in Section 5A.3(b).
     ‘Contingent Monthly Interest Payment’ is defined in Section 5A.4(c)(xii).
     ‘Delinquency Ratio’ means, for any specified Settlement Date, the quotient, expressed as a percentage, of (a) the aggregate billings with respect to all Leases and all Fleet Receivables which were unpaid for 60 days or more from the original due date thereof as of the last day of the immediately preceding Monthly Period divided by (b) the sum of (i) the aggregate billings with respect to all Leases and all Fleet Receivables which were unpaid as of the last day of the second preceding Monthly Period and (ii) the aggregate amount billed with respect to all Leases and all Fleet Receivables during the immediately preceding Monthly Period.
     ‘Excess High Lease Balance Amount’ means, on any Settlement Date, an amount equal to the excess, if any, of (a) the aggregate Lease Balance of all Eligible Leases having a Lease Balance in excess of $[***] allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date over (b) an amount equal to [***]% of the Aggregate Lease Balance as of such Settlement Date.
     ‘Excess Longer-Term Lease Amount’ means, on any Settlement Date, an amount equal to the greater of (a) the excess, if any, of (i) the aggregate Lease Balance of all Eligible Leases having remaining terms of longer than five years allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date over (ii) an amount equal to [***]% of the Aggregate Lease Balance as of such Settlement Date and (b) the excess, if any, of (i) the aggregate Lease Balance of all Eligible Leases having remaining terms of longer than seven years allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Date over (ii) an amount equal to [***]% of the Aggregate Lease Balance as of such Settlement Date.
     ‘Excess State Obligor Risk Amount’ means, on any Settlement Date, an amount equal to the excess, if any, of (a) the aggregate Lease Balance of all Eligible Leases the Obligor of which is a state or local government or any subdivision thereof, or any agency, department or instrumentality thereof allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date over (b) an amount equal to [***]% of the Aggregate Lease Balance as of such Settlement Date.
     ‘JPMorgan Chase’ means JPMorgan Chase Bank, N.A., and its successors and assigns.
     ‘Monthly Funding Costs Shortfall’ means a Senior Monthly Funding Costs Shortfall or a Contingent Monthly Funding Costs Shortfall.
     ‘Overconcentration Amount’ means, on any Settlement Date, an amount equal to the greatest of (a) the excess, if any, of (i) the aggregate Lease Balance of the Eligible Leases to which the Obligor having the largest aggregate Lease Balance of Eligible Leases allocated to the Lease SUBI is a party as of the last day of the Monthly Period immediately preceding such Settlement Date over (ii) an amount equal to [***]% of the Aggregate Lease Balance as of such Settlement Date; provided, however that if the long-term debt obligations of such Obligor are not rated at least “Baa3” by Moody’s and at least “BBB-” by Standard & Poor’s as of such Settlement Date, the amount in this clause (ii) shall equal [***]% of the Aggregate Lease Balance as of such Settlement Date, (b) the excess, if any, of (i) the aggregate Lease Balance of the Eligible Leases to which the Obligors having the two largest aggregate Lease Balances of Eligible Leases allocated to the Lease SUBI are a party as of the last day of the Monthly Period immediately preceding such Settlement Date over (ii) an amount equal to [***]% of the Aggregate Lease Balance as of such Settlement Date; provided, however that if the long-term debt obligations of the Obligor having the largest aggregate Lease Balance of Eligible Leases allocated to the Lease SUBI are not rated at least “Baa3” by Moody’s and at least “BBB-” by Standard & Poor’s as of such Settlement Date, the amount in this clause (ii) shall equal [***]% of the Aggregate Lease Balance as of such Settlement Date, (c) the excess, if any, of (i) the aggregate Lease Balance of the Eligible Leases to which the Obligors having the five largest aggregate Lease Balances of Eligible Leases allocated to the Lease SUBI are a party as of the last day of the Monthly Period immediately preceding such Settlement Date over (ii) an amount equal to [***]% of the Aggregate Lease Balance as of such Settlement Date and (d) the excess, if any, of (i) the aggregate Lease Balance of the Eligible Leases to which the Obligors having the ten largest aggregate Lease Balances of Eligible Leases allocated to the Lease SUBI are a party as of the last day of the Monthly Period immediately preceding such Settlement Date over (ii) an amount equal to [***]% of the Aggregate Lease Balance as of such Settlement Date.
     ‘Paid-In Advance Loss Ratio’ means, for any specified Settlement Date, the quotient, expressed as a percentage, of (a) the excess, if any, of (i) the aggregate Cost of

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

all Unit Paid-In Advance Vehicles that became Rejected Paid-In Advance Vehicles during the immediately preceding Monthly Period over (ii) all Paid-In Advance Proceeds received by the Servicer during the preceding Monthly Period for all Unit Paid-In Advance Vehicles that became Rejected Paid-In Advance Vehicles during such Monthly Period and all prior Monthly Periods divided by (b) the aggregate Cost of all Unit Paid-In Advance Vehicles that became Rejected Paid-In Advance Vehicles during the immediately preceding Monthly Period.
     ‘Remaining Lease Term’ means, with respect to any Series 2006-1 Yield Shortfall Lease on any Settlement Date, the remaining number of months over which the Capitalized Cost of the related Leased Vehicle is being depreciated thereunder as of the last day of the immediately preceding Monthly Period.
     ‘Residual Value Loss Ratio’ means, for any specified Settlement Date, the quotient, expressed as a percentage, of (a) the sum of the Residual Value Losses for all Unit Vehicles that became Residual Value Vehicles during the preceding Monthly Period minus all Termination Proceeds included in clauses (i) and (ii) of the definition thereof for the preceding Monthly Period for all Unit Vehicles that became Residual Value Vehicles during prior Monthly Periods divided by (b) the sum of the Stated Residual Values for all Unit Vehicles that became Residual Value Vehicles during the preceding Monthly Period.
     ‘Senior Monthly Funding Costs’ means, with respect to each Series 2006-1 Interest Period and any Purchaser Group, the excess of (a) the Monthly Funding Costs over (b) the Contingent Monthly Funding Costs, in each case, with respect to such Series 2006-1 Interest Period and such Purchaser Group.
     ‘Senior Monthly Funding Costs Shortfall’ is defined in Section 5A.3(b).
     ‘Senior Monthly Interest Payment’ is defined in Section 5A.4(c)(v).
     ‘Series 2006-1 Yield Shortfall’ means, with respect to any Series 2006-1 Yield Shortfall Lease for any Settlement Date, the excess of (a) the Series 2006-1 Minimum Yield Rate for such Settlement Date over (b) the actual or implicit finance charge rate applicable to such Series 2006-1 Yield Shortfall Lease, including therein the rate at which any management and/or administrative fee accrues in respect of such Series 2006-1 Yield Shortfall Lease.
     ‘Three Month Average Charge-Off Ratio’ means, with respect to any Settlement Date, the average of the Charge-Off Ratios for such Settlement Date and the two immediately preceding Settlement Dates.
     ‘Three Month Average Delinquency Ratio’ means, with respect to any Settlement Date, the average of the Delinquency Ratios for such Settlement Date and the two immediately preceding Settlement Dates.

     ‘Three Month Average Paid-In Advance Loss Ratio’ means, with respect to any Settlement Date, the average of the Paid-In Advance Loss Ratios for such Settlement Date and the two immediately preceding Settlement Dates.
     ‘Three Month Average Residual Value Loss Ratio’ means, with respect to any Settlement Date, the average of the Residual Value Loss Ratios for such Settlement Date and the two immediately preceding Settlement Dates.”;
(c) deleting therefrom the definitions of “Additional Costs Cap,” “Applicable Option,” “Assumed Lease Term,” “Dollar,” “Enhancement Matrix,” “Interest Shortfall,” “Level 1 Required Enhancement Percentage,” “Level 2 Required Enhancement Percentage,” “Level 3 Required Enhancement Percentage,” “Monthly Interest Payment,” “Required Reserve Account Amount Percentage,” “Series 2006-1 Excess Fleet Receivable Amount,” “Series 2006-1 Hypothetical Yield Shortfall Amount,” “Series 2006-1 Weighted Average Yield Shortfall” and “Series 2006-1 Weighted Average Yield Shortfall Life” in their entirety; and
(d) deleting the reference to Sections 5A.4(c)(ix) and (xv) from the definition of “Increased Costs Carry Forward Amount” and inserting a reference to Section 5A.4(c)(xv) in lieu thereof.
          3. Amendments to Article 2. Article 2 of the Series 2006-2 Indenture Supplement is hereby amended by adding the following sentence to the end of Section 2.6(b) thereof:
     “The Administrator shall provide written notice to the Rating Agencies of any extension of the Scheduled Expiry Date with respect to the Purchaser Groups.”
          4. Amendments to Article 3. Article 3 of the Series 2006-1 Indenture Supplement is hereby amended by:
     (a) deleting Section 5A.3(b) thereof in its entirety and inserting the following new Section 5A.3(b) in lieu thereof:
     “(b) On each Determination Date, the Administrator shall determine (i) the sum of the Senior Monthly Funding Costs and the sum of the Contingent Monthly Funding Costs for each Purchaser Group for the Series 2006-1 Interest Period ending on the next succeeding Payment Date, (ii) the excess, if any (the “Senior Monthly Funding Costs Shortfall”), of (A) the sum of (x) the Senior Monthly Funding Costs for each Purchaser Group for such Series 2006-1 Interest Period and (y) the amount of any unpaid Senior Monthly Funding Costs Shortfall, as of the preceding Payment Date (together with any Additional Interest on such Senior Monthly Funding Costs Shortfall) over (B) the amount which will be available to be distributed to the Series 2006-1 Investor Noteholders on such Payment Date in respect thereof pursuant to Section 5A.4(c)(v) and (iii) the excess, if any (the “Contingent Monthly Funding Costs Shortfall”), of (A) the sum of (x) the Contingent Monthly Funding Costs for each Purchaser Group for such Series 2006-1 Interest Period and (y) the amount of any unpaid Contingent Monthly Funding Costs Shortfall, as of the preceding Payment Date (together with any Additional Interest on such Contingent Monthly Funding Costs Shortfall) over (B) the amount which will be available to be distributed to the Series 2006-1 Investor Noteholders on such Payment Date in respect thereof pursuant to Section 5A.4(c)(xii). If the Senior Monthly Funding Costs Shortfall or the Contingent Monthly Funding Costs Shortfall with respect to any Payment Date is greater than zero, an additional amount (“Additional Interest”) equal to the product of (A) the number of days until such Monthly Funding Costs Shortfall shall be repaid divided by 365 (or 366, as the case may be), (B) the Alternate Base Rate plus 2.0% and (C) such Monthly Funding Costs Shortfall (or the portion thereof which has not been paid to the Series 2006-1 Investor Noteholders) shall be payable as provided herein on each Payment Date following such Payment Date, to but excluding the Payment Date on which such Monthly Funding Costs Shortfall is paid to the Series 2006-1 Investor Noteholders.”
     (b) deleting the reference to paragraphs (i) through (x) of Section 5A.4(c) from Section 5A.4(b) thereof and inserting in lieu thereof a reference to paragraphs (i) through (ix) of Section 5A.4(c);
     (c) inserting the following new sentence to the end of Section 5A.4(b) thereof:
“Notwithstanding the foregoing, if the Administrator determines that the aggregate amount distributable from the Series 2006-1 Settlement Collection Subaccount pursuant to paragraphs (i) through (xv) of Section 5A.4(c) on the Payment Date on which the Series 2006-1 Invested Amount will be reduced to zero exceeds the sum of the Total Cash Available for such Payment Date and the amount to be deposited in the Series 2006-1 Settlement Collection Subaccount pursuant to Section 5A.2(e)(i) on such Payment Date, the Administrator shall notify the Indenture Trustee thereof in writing at or before 10:00 A.M., New York City time, on the Business Day immediately preceding such Payment Date, and the Indenture Trustee shall, by 11:00 A.M., New York City time, on such Payment Date, withdraw from the Series 2006-1 Reserve Account and deposit in the Series 2006-1 Settlement Collection Subaccount an amount equal to the lesser of (x) such deficiency and (y) the Series 2006-1 Reserve Account Amount and, to the extent that such amount is less than such deficiency, withdraw from the Series 2006-1 Yield Supplement Account and deposit in the Series 2006-1 Settlement Collection Subaccount an amount equal to the lesser of the amount of such insufficiency and the Series 2006-1 Yield Supplement Account Amount.”;
     (d) deleting the words in clause (i) of Section 5A.4(c) thereof and inserting in lieu thereof the words “[reserved]”;
     (e) deleting clause (v) of Section 5A.4(c) thereof in its entirety and inserting the following new clause (v) in lieu thereof:
     “(v) to the Series 2006-1 Distribution Account, an amount equal to the sum of the Senior Monthly Funding Costs for each Purchaser Group for the Series 2006-1 Interest Period ending on such Payment Date plus the amount of any unpaid Senior Monthly Funding Costs Shortfall, as of the preceding Payment Date, together with any Additional Interest on such Senior Monthly Funding Costs Shortfall (such amount, the “Senior Monthly Interest Payment”);”
     (f) deleting clause (ix) of Section 5A.4(c) and redesignating existing clauses (x), (xi) and (xii) of Section 5A.4(c) as clauses (ix), (x) and (xi) of Section 5A.4(c);
     (g) inserting the following new clause (xii) to Section 5A.4(c) thereof following newly designated clause (xi) thereof:
     “(xii) to the Series 2006-1 Distribution Account, an amount equal to the sum of the Contingent Monthly Funding Costs for each Purchaser Group for the Series 2006-1 Interest Period ending on such Payment Date plus the amount of any unpaid Contingent Monthly Funding Costs Shortfall, as of the preceding Payment Date, together with any Additional Interest on such Contingent Monthly Funding Costs Shortfall (such amount, the “Contingent Monthly Interest Payment”);”
     (h) deleting clause (xv) of Section 5A.4(c) thereof in its entirety and inserting the following new clause (xv) in lieu thereof:
     “(xv) to the Series 2006-1 Distribution Account, an amount equal to the Increased Costs for such Payment Date;”
     (i) deleting Section 5A.5(a) thereof in its entirety and inserting the following new Section 5A.5(a) in lieu thereof:
          “(a) On each Payment Date, based solely on the information contained in the Monthly Settlement Statement with respect to the Series 2006-1 Investor Notes, the Indenture Trustee shall, in accordance with Section 6.1 of the Base Indenture, pay to the Administrative Agent, for the account of the Series 2006-1 Investor Noteholders, from the Series 2006-1 Distribution Account the Senior Monthly Interest Payment to the extent of the amount deposited in the Series 2006-1 Distribution Account for the payment of such amount pursuant to Section 5A.4(c)(v) and the Contingent Monthly Interest Payment to the extent of the amount deposited in the Series 2006-1 Distribution Account for the payment of such amount pursuant to Section 5A.4(c)(xii). Upon the receipt of funds from the Indenture Trustee on each Payment Date on account of the Senior Monthly Interest Payment and the Contingent Monthly Interest Payment, the Administrative Agent shall pay to each Funding Agent with respect to a Purchaser Group an amount equal to the Monthly Funding Costs with respect to such Purchaser Group with respect to the immediately succeeding Series 2006-1 Interest Period plus the amount of any unpaid Monthly Funding Costs Shortfall payable to such Purchaser Group as of the preceding Payment Date, together with any Additional Interest thereon. If the amount deposited in the Series 2006-1 Distribution Account on any Payment Date pursuant to Section 5A.4(c)(v) is less than the Senior Monthly Interest Payment on such Payment Date, the

Administrative Agent shall pay the amount available to pay such Senior Monthly Interest Payment to the Funding Agents, on behalf of the Purchaser Groups, on a pro rata basis, based on the Senior Monthly Funding Costs with respect to each Purchaser Group with respect to the immediately preceding Series 2006-1 Interest Period. If the amount deposited in the Series 2006-1 Distribution Account on any Payment Date pursuant to Section 5A.4(c)(xii) is less than the Contingent Monthly Interest Payment on such Payment Date, the Administrative Agent shall pay the amount available to pay such Contingent Monthly Interest Payment to the Funding Agents, on behalf of the Purchaser Groups, on a pro rata basis, based on the Contingent Monthly Funding Costs with respect to each Purchaser Group with respect to the immediately preceding Series 2006-1 Interest Period.”
     (j) deleting the references to Sections 5A.4(c)(ix) and (xv) from Sections 5A.5(c) and 5A.5(d) thereof and inserting references to Section 5A.4(c)(xv) in lieu thereof;
     (k) deleting Section 5A.12(a) thereof in its entirety and inserting the following new Section 5A.12(a) in lieu thereof:
     “(a) On each Payment Date, the Issuer shall have obtained and shall thereafter maintain one or more interest rate caps, substantially in the form of Exhibit I hereto, each from a Series 2006-1 Eligible Counterparty, having, in the aggregate, a notional amount on such Payment Date at least equal to the aggregate Lease Balance of all Fixed Rate Leases allocated to the Lease SUBI Portfolio as of the last day of the Monthly Period immediately preceding such Payment Date, plus, in the case of all such Fixed Rate Leases that are Closed-End Leases, the aggregate Stated Residual Values of the related Leased Vehicles, and on each Payment Date thereafter at least equal to the aggregate scheduled Lease Balance of all such Fixed Rate Leases as of the last day of the Monthly Period immediately preceding such Payment Date, plus, in the case of all such Fixed Rate Leases that are Closed-End Leases, the aggregate Stated Residual Values of the related Leased Vehicles, and an effective strike rate based on the eurodollar rate set forth therein in effect on the dates set forth therein at the most equal to the weighted average fixed rate of interest on such Fixed Rate Leases minus the sum of [***]% and the then current Program Fee Rate.”;
     (l) inserting the words “substantially in the form of Exhibit I hereto,” after the words “an interest rate cap” in Section 5A.12(b) thereof;
     (m) inserting the words “substantially in the form of Exhibit I hereto,” after the words “an interest rate cap” in Section 5A.12(c) thereof; and
     (n) deleting Section 5A.12(d) thereof in its entirety and inserting the following new Section 5A.12(d) in lieu thereof:
     “(d) If, at any time, any provider of an interest rate cap required to be obtained and maintained by the Issuer pursuant to this Section 5A.12 is not a Series 2006-1 Eligible Counterparty, the Issuer shall cause such provider to take

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the actions required of it under the terms of the interest rate cap to which it is a party within the time frames set forth therein following such occurrence. If any such provider of an interest rate cap fails to take the actions required of it under the terms of its interest rate cap, the Issuer shall, at such provider’s expense, obtain a replacement interest rate cap on the same terms from a Series 2006-1 Eligible Counterparty and, simultaneously with such replacement, the Issuer shall terminate the interest rate cap being replaced. The Issuer will not permit any interest rate cap required to be obtained and maintained by the Issuer pursuant to this Section 5A.12 to be terminated or transferred in whole or in part unless a replacement interest rate cap therefor has been provided as described in the immediately preceding sentence and, after giving effect thereto, the Issuer has the interest rate caps required to be obtained and maintained by the Issuer pursuant to this Section 5A.12.”
          5. Amendment to Article 4. Article 4 of the Series 2006-1 Indenture Supplement is hereby amended by deleting clause (o) thereof in its entirety and inserting the following new clause (o) in lieu thereof:
     “(o) the failure on the part of the Issuer to pay any Commitment Fee or any Series 2006-1 Monthly Interest due and payable on any Payment Date which failure continues unremedied for two Business Days;”
          6. Amendments to Article 7. Article 7 of the Series 2006-1 Indenture Supplement is hereby amended by (a) inserting the following new paragraph (c) of Section 7.2 thereof:
     “(c) If an Accounting Based Consolidation Event shall at any time occur then, upon demand, the Issuer shall pay to the relevant Affected Party, such amounts as such Affected Party reasonably determines will compensate or reimburse such Affected Party for any resulting (i) fee, expense or increased cost charged to, incurred or otherwise suffered by such Affected Party, (ii) reduction in the rate of return on such Affected Party’s capital or reduction in the amount of any sum received or receivable by such Affected Party or (iii) internal capital charge or other imputed cost determined by such Affected Party to be allocable to the Issuer or the transactions contemplated in this Indenture Supplement in connection therewith. Amounts under this Section 7.2(c) may be demanded at any time without regard to the timing of issuance of any financial statement by the CP Conduit Purchaser or by any Affected Party.”
(b) designating existing paragraphs (c) and (d) of Section 7.2 thereof as paragraphs (d) and (e) and (c) deleting the words “subsections (a) and (b)” in the first sentence of new paragraph (d) of Section 7.2 thereof and inserting the words “subsections (a), (b) and (c)” in lieu thereof.
          7. Amendments to Article 12. Article 12 of the Series 2006-1 Indenture Supplement is hereby amended by (a) deleting paragraph (a) of Section 12.10 thereof in its entirety and inserting the following new paragraph (a) of Section 12.10 in lieu thereof:

     “(a) This Indenture Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Issuer may not assign or transfer any of its rights under this Indenture Supplement without the prior written consent of all of the Series 2006-1 Investor Noteholders, no CP Conduit Purchaser may assign or transfer any of its rights under this Indenture Supplement other than in accordance with the Asset Purchase Agreement with respect to such CP Conduit Purchaser or otherwise to the APA Bank with respect to such CP Conduit Purchaser or a Program Support Provider with respect to such CP Conduit Purchaser or pursuant to paragraph (b) or (e) below of this Section 12.10 and no APA Bank may assign or transfer any of its rights or obligations under this Indenture Supplement except to a Program Support Provider or pursuant to paragraph (c), (d), (e) or (g) below of this Section 12.10.”;
and (b) inserting the following new paragraph (g) to the end of Section 12.10 thereof:
     “(g) Notwithstanding any other provision of this Indenture Supplement to the contrary, any APA Bank or any Program Support Provider may at any time pledge or grant a security interest in all or any portion of its rights under this Indenture Supplement to secure obligations of such APA Bank or such Program Support Provider to a Federal Reserve Bank, without notice to or consent of the Administrative Agent, the Issuer or the Administrator; provided that no such pledge or grant of a security interest shall release an APA Bank from any of its obligations hereunder or substitute any such pledgee or grantee for such APA Bank as a party hereto.”
          8. Amendment to Schedule I. Schedule I to the Series 2006-1 Indenture Supplement is hereby amended and restated to read in its entirety as set forth on Exhibit F to this Third Amendment.
          9. New Exhibit I. The Indenture Supplement is hereby amended by adding Exhibit I thereto in the form of Exhibit G to this Third Amendment.
          10. Conditions to Effectiveness. This Third Amendment shall become effective on December 17, 2008 (the “Third Amendment Effective Date”), if each of the following conditions precedent shall have been satisfied on or prior to such day:
          (a) The Administrative Agent shall have received, with a copy for each Funding Agent, this Third Amendment duly executed and delivered by duly authorized officers of the Issuer, the Administrator and the Indenture Trustee;
          (b) The Administrative Agent shall have received, with a copy for each Funding Agent, each of the Second Amendment to the SUBI Servicing Supplement, the First Amendment to the Loan Agreement, the Second Amended and Restated Fleet Receivable SUBI Supplement and the Amended and Restated Base Indenture, duly executed and delivered by duly authorized officers of the parties thereto;

          (c) The representations and warranties of the Issuer and VMS contained in the Transaction Documents to which each is a party shall be true and correct in all material respects as of the Third Amendment Effective Date as if made as of the Third Amendment Effective Date;
          (d) The Indenture Trustee and the Administrative Agent shall have received the Consent of Purchaser Groups in the form of Exhibit E to this Third Amendment, duly executed by the CP Conduit Purchasers, the APA Banks and the Administrative Agent;
          (e) The Administrative Agent shall have received, with a counterpart addressed to each CP Conduit Purchaser and the Funding Agent, the Program Support Provider and the APA Banks with respect to such CP Conduit Purchaser and the Indenture Trustee, opinions of counsel to the Issuer, Holdings, SPV, the Origination Trust, the Intermediary and the Administrator, dated the Third Amendment Effective Date, as to due organization of the Origination Trust, Holdings, SPV, the Administrator, the Intermediary and the Issuer, bankruptcy (“true sale” and “non-substantive consolidation”), perfection and priority of security interests in the Series 2006-1 Collateral, creation and perfection of the security interests in the Loan Collateral, including the SUBI Certificates and the Sold Units and the Fleet Receivables, the characterization of the Series 2006-1 Investor Notes as debt for U.S. federal income tax purposes, the characterization of the Issuer not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes and other matters, in each case, in form and substance acceptable to the addressees thereof and their respective counsel; and
          (f) The Administrative Agent shall have received letters signed by Moody’s and Standard & Poor’s, confirming that the Series 2006-1 Investor Notes have been publicly rated “AA-” and “Aa2”, respectively.
          11. Miscellaneous.
          (a) Payment of Expenses. The Issuer agrees to pay or reimburse the Indenture Trustee, the Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents for all of their respective out-of-pocket costs and reasonable expenses incurred in connection with this Third Amendment, including, without limitation, the reasonable fees and disbursements of their respective counsel and the fees and expenses charged by Moody’s and Standard & Poor’s in connection with their ratings of the Series 2006-1 Investor Notes.
          (b) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Series 2006-1 Indenture Supplement are and shall remain in full force and effect.
          (c) Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          (d) Counterparts. This Third Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. A set of the copies of this Third Amendment signed by all the parties shall be lodged with the Indenture Trustee. This Third Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the Issuer, the Administrator and the Indenture Trustee have caused this Third Amendment to be duly executed by their respective officers as of the day and year first above written.

CHESAPEAKE FUNDING LLC
By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Vice President and Treasurer

PHH VEHICLE MANAGEMENT SERVICES, LLC
By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Vice President and Treasurer

THE BANK OF NEW YORK MELLON, as successor Indenture Trustee
By:	/s/ Jared Fischer
	Name:	Jared Fischer
	Title:	Assistant Treasurer

EXHIBIT A
TO THIRD AMENDMENT
TO SERIES 2006-1
INDENTURE SUPPLEMENT
Form of Second Amendment to the SUBI Servicing Supplement

EXHIBIT B
TO THIRD AMENDMENT
TO SERIES 2006-2
INDENTURE SUPPLEMENT
Form of First Amendment to the Loan Agreement

EXHIBIT C
TO THIRD AMENDMENT
TO SERIES 2006-1
INDENTURE SUPPLEMENT
Form of Second Amended and Restated Fleet Receivable SUBI Supplement

EXHIBIT D
TO THIRD AMENDMENT
TO SERIES 2006-1
INDENTURE SUPPLEMENT
Form of Amended and Restated Base Indenture

EXHIBIT E
TO THIRD AMENDMENT
TO SERIES 2006-1
INDENTURE SUPPLEMENT
Consent of Purchaser Groups
          Reference is made to (i) that certain Series 2006-1 Indenture Supplement, dated as of March 7, 2006, as amended by the First Amendment thereto, dated as of March 6, 2007, and the Second Amendment thereto, dated as of February 28, 2008 (as further amended or supplemented, the “Series 2006-1 Indenture Supplement”), among Chesapeake Funding LLC (the “Issuer”), PHH Vehicle Management Services, LLC (“VMS”), as administrator (the “Administrator”), the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and The Bank of New York Mellon (formerly known as The Bank of New York), as successor to JPMorgan Chase Bank, N.A., as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of March 7, 2006 between the Issuer and the Indenture Trustee, (ii) that certain Amendment No. 2 dated as of December 17, 2008 to Amended and Restated Sold SUBI Supplement 1999-1 to the Servicing Agreement, dated as of March 7, 2006 (the “Second Amendment to the SUBI Servicing Supplement”), among D.L. Peterson Trust (“DLPT”), Wilmington Trust Company, as SUBI Trustee, Chesapeake Finance Holdings LLC (“Holdings”) and VMS, as Servicer, (iii) that certain Amendment No. 1 to Loan Agreement, dated as of December 17, 2008 to the Loan Agreement, dated as of March 7, 2007 (the “First Amendment to the Loan Agreement”), among Holdings, the Issuer and DLPT, (iv) that certain Second Amended and Restated Fleet Receivable SUBI Supplement dated as of December 17, 2008 (the “Second Amended and Restated Fleet Receivable SUBI Supplement”) among Holdings, as settlor and initial beneficiary, VMS, as UTI Trustee and Servicer, and Wilmington Trust Company, as Delaware Trustee and SUBI Trustee, (v) that certain Amended and Restated Base Indenture (the “Amended and Restated Base Indenture”), dated as of December 17, 2008 between the Issuer and the Indenture Trustee and (vi) that certain Third Amendment to the Series 2006-1 Indenture Supplement, dated as of December 17, 2008 (the “Third Amendment”), among the Issuer, the Administrator and the Indenture Trustee. All capitalized terms defined in the Series 2006-1 Indenture Supplement and used herein shall have the meanings given to them therein.

          The undersigned hereby consent to the execution, delivery and performance of the Second Amendment to the SUBI Servicing Supplement, the First Amendment to the Loan Agreement, the Second Amended and Restated Fleet Receivable SUBI Supplement, the Amended and Restated Base Indenture and the Third Amendment by the parties thereto and authorize the Indenture Trustee to sign the Second Amendment to the SUBI Servicing Supplement and the Second Amended and Restated Fleet Receivable SUBI Supplement.
Dated: December 17, 2008

PARK AVENUE RECEIVABLES COMPANY, LLC, as a CP Conduit Purchaser By: JPMorgan Chase Bank, N.A., its attorney-in-fact
By:
Name:
Title:

FALCON ASSET SECURITIZATION COMPANY LLC, as a CP Conduit Purchaser By: JPMorgan Chase Bank, N.A., its attorney-in-fact
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as an APA Bank
By:
Name:
Title:

CAFCO, LLC, as a CP Conduit Purchaser By: CITICORP NORTH AMERICA, INC., As Attorney-in-Fact
By:
Name:
Title:

CIESCO, LLC, as a CP Conduit Purchaser By: CITICORP NORTH AMERICA, INC., As Attorney-in-Fact
By:
Name:
Title:

CITIBANK, N.A., as an APA Bank
By:
Name:
Title:

VARIABLE FUNDING CAPITAL COMPANY LLC, as a CP Conduit Purchaser By: WACHOVIA CAPITAL MARKETS, LLC, As Attorney-in-Fact
By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as an APA Bank
By:
Name:
Title:

YC SUSI TRUST, as a CP Conduit Purchaser By: Bank of America, National Association, as Administrative Trustee
By:
Name:
Title:

BANK OF AMERICA, NATIONAL ASSOCIATION, as an APA Bank
By:
Name:
Title:

LIBERTY STREET FUNDING LLC, as a CP Conduit Purchaser
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as an APA Bank
By:
Name:
Title:

PARADIGM FUNDING, LLC, as a CP Conduit Purchaser
By:
Name:
Title:

WESTLB AG, NEW YORK BRANCH, as an APA Bank
By:
Name:
Title:

By:
Name:
Title:

ATLANTIC ASSET SECURITIZATION LLC, as a CP Conduit Purchaser
By:
Name:
Title:

By:
Name:
Title:

CALYON NEW YORK BRANCH, as an APA Bank
By:
Name:
Title:

By:
Name:
Title:

THAMES ASSET GLOBAL SECURITIZATION NO.1 INC., as a CP Conduit Purchaser
By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND, NEW YORK BRANCH, as an APA Bank
By:
Name:
Title:

EXHIBIT F
TO THIRD AMENDMENT
TO SERIES 2006-1
INDENTURE SUPPLEMENT
SCHEDULE I TO SERIES 2006-1
INDENTURE SUPPLEMENT

Maximum
Purchaser Group
CP Conduit Purchaser	APA Bank	APA Bank Percentage	Funding Agent	Invested Amount	Match Funding
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT G
TO THIRD AMENDMENT
TO SERIES 2006-1
INDENTURE SUPPLEMENT
Form of Interest Rate Cap